UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2026

AXIOM INTELLIGENCE ACQUISITION CORP 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42708	98-1849669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

89 Nexus Way, Camana Bay,

Grand Cayman, KY1-9009

Cayman Islands

(Address of principal executive offices)

+1 763 343 8772

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	AXINU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AXIN	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	AXINR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on May 25, 2026, Axiom Intelligence Acquisition Corp 1, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Axiom” or “SPAC”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with Terra Quantum AG, a company limited by shares organized under the laws of Switzerland (the “Company”), Markus Pflitsch, an individual, solely in his capacity as representative for the Company Shareholders’, the Swiss HoldCo Shareholders’ and the Management Shareholders, and, solely for purposes of Section 11.3 of the Business Combination Agreement, Douglas Ward.

The SPAC and the Company expect to use the presentation attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Deck Presentation”) and incorporated herein by reference, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others. The information contained in the Investor Deck Presentation is summary information that is intended to be considered in the context of Axiom’s and the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that Axiom and the Company may make, by press release or otherwise, from time to time. Axiom and the Company undertake no duty or obligation to publicly update or revise the information contained in this report, except as required by law although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the description of the transactions, agreements, and other information contained herein and the exhibits hereto (collectively, this “Communication”) includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed mergers and other transactions contemplated by the Business Combination Agreement, (the “Business Combination”). All statements other than statements of historical fact contained in this Communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SPAC and the Company, which are all subject to change due to various factors. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this Communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements contained in this Communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination and the other transactions in connection therewith, including as a result of any regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of SPAC or the Company is not obtained; the risk that the Business Combination disrupts current plans and operations of SPAC or the Company as a result of the announcement and consummation of the Business Combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of securities of PubCo, a to-be-formed public limited company organized under the Laws of Switzerland, (“PubCo”) on Nasdaq following the Business Combination; failure to realize the anticipated benefits of the Business Combination; risk relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by SPAC’s shareholders and the amount of funds available in the SPAC trust account; the overall level of demand for the Company’s products and services; general economic conditions and other factors affecting the Company’s business; the Company’s ability to implement its business strategy; the Company’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on the Company’s business; the Company’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, the Company’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on the Company’s business, risks related to the Company’s ability to develop, commercialize and scale its quantum computing, quantum security and AI-driven optimization solutions; risks related to the emerging and evolving nature of the quantum technology industry, including uncertainty regarding market adoption, technological feasibility and customer demand; risks related to rapid technological change, competition and evolving industry standards; and risks related to reliance on key personnel, scientific talent, strategic partners, and third-party infrastructure providers, and other risks and uncertainties described in the SPAC’s filings with the SEC, including under the heading “Risk Factors” in SPAC’s Annual Report on Form 10-K and subsequent filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s Registration Statement on Form F-4 (the “Registration Statement”), the proxy statement/prospectus discussed below and other documents filed by PubCo or SPAC from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither SPAC nor the Company presently know, or that SPAC or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect SPAC’s and the Company’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or SPAC’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. SPAC and the Company anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, SPAC and the Company may elect to update these forward-looking statements at some point in the future, PubCo, SPAC and the Company specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by the Company nor SPAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing SPAC’s or the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of the Company and SPAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, SPAC or any other entity.

Important Information About the Proposed Business Combination and Where to Find It

This Communication relates to a proposed Business Combination between the Company and SPAC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Business Combination will be submitted to the shareholders of the Company and SPAC for their consideration.

PubCo intends to file the Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed to SPAC’s shareholders in connection with SPAC’s solicitation for proxies for the vote by SPAC’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Swiss HoldCo shareholders in connection with the completion of the proposed Business Combination. SPAC and PubCo also will file other documents regarding the proposed Business Combination with the SEC.

After the Registration Statement has been filed and declared effective, SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. This Communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that SPAC will send to its shareholders in connection with the Business Combination. SPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with SPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about SPAC, PubCo, the Company and the proposed Business Combination. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by SPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to SPAC. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, PubCo and the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from SPAC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SPAC’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about SPAC’s directors and executive officers in SPAC’s final prospectus filed with the SEC on June 18, 2025, as well as in the SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 25, 2026, and in subsequent filings with the SEC, including the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation, dated June 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2026

AXIOM INTELLIGENCE ACQUISITION CORP 1

By:	/s/ Richard H. Dodd
Name:	Richard H. Dodd
Title:	Executive Chairman

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